UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2012

TRUNITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Green Street, Newburyport, Massachusetts 01950	01950
(Address of principal executive offices)	(Zip Code)

(978) 255-1988
(Registrant’s telephone number including area code)

Brain Tree International, Inc., 1390 South 1100 East # 204, Salt Lake City, Utah 84105-2463
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    On January 25, 2012, Trunity Holdings, Inc. f/k/a Brain Tree International, Inc. issued a press release entitled “Braintree Intl (BNTED.OB) Completes Reverse Merger with eLearning provider Trunity, Inc.”  The press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

    Exhibit 99.1 – Trunity Holdings, Inc. Press Release, dated January 25, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUNITY HOLDINGS, INC.

Dated: January 25, 2012	By:	/s/ Terry B. Anderton
Terry B. Anderton
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Document

99.1	Trunity Holdings, Inc. Press Release, dated January 25, 2012.